SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K\A

                               Amendment No. 1 to
                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 8, 1997


                            Datatrend Services, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


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
           Delaware                         0-15929                    13-3006788
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(State or other jurisdiction of     (Commission File Number)        (I.R.S. Employer
incorporation or organization)                                   Identification Number)

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          145 Washington Street, Norwell, MA                      02061
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       (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number including Area Code:  (781) 681-9401
                                                    --------------


                  1515 Washington Street, Braintree, MA 02184
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                                (Former Address)


                                 (617) 691-1200
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                           (Former Telephone Number)


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Item 5. Other Events

      As previously reported, on September 8, 1997 Datatrend Services, Inc. (the "Company") and its principal operating subsidiary, Datatrend, Inc. ("Datatrend"), entered into an Asset Purchase Agreement (the "Purchase Agreement") and a Management and Administrative Services Agreement (the "Management Agreement") with Genco Management Company ("GMC"), a subsidiary of GENCO I, INC. ("Genco"). On January 6, 1998, Datatrend received a notification from Genco and GMC terminating both the Purchase Agreement and the Management Agreement effective January 26, 1998.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      Datatrend Services, Inc.


Date: January 6, 1998                 By: /s/ Mark Hanson
                                          -------------------------------------
                                          Mark Hanson
                                          President and Chief Executive Officer


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